UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005

The Wilber Corporation

(Exact name of registrant as specified in its charter)

New York	001-31896	15-6018501
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 Main Street, Oneonta, New York 13820

(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 432-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	Not applicable.

(b), (c)       At its meeting held on December 19, 2005, the Board of Directors of The Wilber Corporation (the “Company”) appointed Joseph E. Sutaris Secretary of the Company. The appointment will become effective on January 2, 2006. Mr. Sutaris replaces Mr. Douglas C. Gulotty who has held the position since 2004. Mr. Gulotty will be assuming the responsibilities and title of President and CEO of the Company on January 2, 2006. Mr. Sutaris previously served as Secretary of the Company from 1998 through 2004 and will retain his current position as Treasurer and Chief Financial Officer of the Company.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILBER CORPORATION
(Registrant)

/s/ Joseph E. Sutaris
Joseph E. Sutaris
Treasurer & Chief Financial Officer

Date: December 19, 2005

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